The First Trust Special Situations Trust, Series 182

         American Financial Services Growth Trust, Series 2

        Supplement to the Prospectus dated January 16, 1997

Effective January 31, 1997, the portfolio of American Financial Services Growth Trust, Series 2 no longer includes shares of common stock of Mercury Finance Co.

January 31, 1997